RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Davita Inc. (DVA 6.375% November 1, 2018) Cusip 23918KAL

3.	Underwriter from whom purchased:		Banc of America—Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$15,585,000

6.	Aggregate principal amount of offering:			$775,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/5/2010

10.	Date offering commenced:			10/5/2010

11.	Commission, spread or profit:			1.63%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Davita Inc. (DVA 6.625% November 1, 2020) Cusip 23918KAM

3.	Underwriter from whom purchased:		Banc of America—Merrill lYnch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$15,585,000

6.	Aggregate principal amount of offering:			$775,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/5/2010

10.	Date offering commenced:			10/5/2010

11.	Commission, spread or profit:			1.63%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Michaels Stores Inc. (MIK 7.75% November 1, 2018 144A) Cusip 594087AQ

3.	Underwriter from whom purchased:	Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$18,378,359

6.	Aggregate principal amount of offering:	$794,096,000

7.	Purchase price (net of fees and expenses):	$99.262

8.	Offering price at close of first day on which any sales were made:	$99.262

9.	Date of Purchase:	10/7/2010

10.	Date offering commenced:	10/7/2010

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Manitowoc Company Inc. (MTW 8.5% November 1, 2020) Cusip 563571AH

3.	Underwriter from whom purchased:		Deutsche Bank Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$9,311,594

6.	Aggregate principal amount of offering:			$594,990,000

7.	Purchase price (net of fees and expenses):			$99.165

8.	Offering price at close of first day on which any sales were made:			$99.165

9.	Date of Purchase:			10/13/2010

10.	Date offering commenced:			10/13/2010

11.	Commission, spread or profit:			1.75%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Calpine Corporation (CPN 7.50% February 15, 2021 144A) Cusip 131347BW

3.	Underwriter from whom purchased:	Morgan Stanley

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$71,960,000

6.	Aggregate principal amount of offering:	$2,000,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	10/18/2010

10.	Date offering commenced:	10/18/2010

11.	Commission, spread or profit:	1.50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Momentive Performance Materials Inc. (MOMENT 9.00% January 15, 2021 144A) Cusip 60877UAU

3.	Underwriter from whom purchased:	Morgan Stanley

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$7,365,000

6.	Aggregate principal amount of offering:	$635,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	10/27/2010

10.	Date offering commenced:	10/27/2010

11.	Commission, spread or profit:	1.94%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Hexion US Finance Corp and Hexion Nova Scotia Finance (HXN 9.00% November 15, 2020 144A) Cusip 428303AK

3.	Underwriter from whom purchased:	Morgan Stanley

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$4,370,000

6.	Aggregate principal amount of offering:	$440,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	10/27/2010

10.	Date offering commenced:	10/27/2010

11.	Commission, spread or profit:	1.94%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Berry Petroleum Company (BRY 6.75% November 1, 2020) Cusip 085789AE

3.	Underwriter from whom purchased:		Wells Fargo Advisers

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$6,830,000

6.	Aggregate principal amount of offering:			$300,000,000

7.	Purchase price (net of fees and expenses):			$100.00

8.	Offering price at close of first day on which any sales were made:			$100.00

9.	Date of Purchase:			10/27/2010

10.	Date offering commenced:			10/27/2010

11.	Commission, spread or profit:			2.00%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	SunGard Data Systems Inc. (SDSINC 7.375% November 15, 2018 144A) Cusip 86763AP

3.	Underwriter from whom purchased:	Goldman Sachs

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$11,150,000

6.	Aggregate principal amount of offering:	$900,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/1/2010

10.	Date offering commenced:	11/1/2010

11.	Commission, spread or profit:	1.88%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Interline Brands Inc. (IBI 7.00% November 15, 2018 144A) Cusip 45874QAA

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$5,510,000

6.	Aggregate principal amount of offering:	$300,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/4/2010

10.	Date offering commenced:	11/4/2010

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Berry Plastics Corporation (BERRY 9.75% January 15, 2021 144A) Cusip 085790AV

3.	Underwriter from whom purchased:	Credit Suisse Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$35,265,000

6.	Aggregate principal amount of offering:	$800,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/10/2010

10.	Date offering commenced:	11/10/2010

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	HCA Holdings Inc. (HCA 7.75% May 5, 2021 144A) Cusip 40412CAA

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$16,850,000

6.	Aggregate principal amount of offering:	$1,525,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/10/2010

10.	Date offering commenced:	11/10/2010

11.	Commission, spread or profit:	1..50%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Polypore International Inc. (PPO 7.50% November 15, 2017 144A) Cusip 73179VAD

3.	Underwriter from whom purchased:	UBS Securities

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$685,000

6.	Aggregate principal amount of offering:	$365,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/10/2010

10.	Date offering commenced:	11/10/2010

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Dunkin Finance Corp. (DUNKIN 9.625% December 1, 2018 144A) Cusip 265516AA

3.	Underwriter from whom purchased:	Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$4,398,025

6.	Aggregate principal amount of offering:	$615,625,000

7.	Purchase price (net of fees and expenses):	$98.50

8.	Offering price at close of first day on which any sales were made:	$98.50

9.	Date of Purchase:	11/15/2010

10.	Date offering commenced:	11/15/2010

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	PETCO Animal Supplies, Inc. (PETC 9.25% December 1, 2018 144A) Cusip 716016AC

3.	Underwriter from whom purchased:	Banc of America—Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$8,165,000

6.	Aggregate principal amount of offering:	$500,000,000

7.	Purchase price (net of fees and expenses):	$100.00

8.	Offering price at close of first day on which any sales were made:	$100.00

9.	Date of Purchase:	11/19/2010

10.	Date offering commenced:	11/19/2010

11.	Commission, spread or profit:	2.00%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Ally Finance Inc. (ALLY 6.25% December 1, 2017 144A) Cusip 02005NAC

3.	Underwriter from whom purchased:	Banc of America—Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$36,596,132

6.	Aggregate principal amount of offering:	$986,020,000

7.	Purchase price (net of fees and expenses):	$98.602

8.	Offering price at close of first day on which any sales were made:	$98.602

9.	Date of Purchase:	11/15/2010

10.	Date offering commenced:	11/15/2010

11.	Commission, spread or profit:	1.25%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		Service Corporation International (SCI 7.00% May 15, 2019) Cusip 817565BV

3.	Underwriter from whom purchased:		Banc of America—Merrill Lynch

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$17,505,000

6.	Aggregate principal amount of offering:			$250,000,000

7.	Purchase price (net of fees and expenses):			$100

8.	Offering price at close of first day on which any sales were made:			$100

9.	Date of Purchase:			11/17/2010

10.	Date offering commenced:			11/17/2010

11.	Commission, spread or profit:			2.25%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:		Integrity High Income Fund

2.	Name of Issuer:		International Lease Finance Corporation (AIG 8.25% December 15, 2020) Cusip 459745GF

3.	Underwriter from whom purchased:		Barclays Capital Inc.

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:			JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:			$21,978,814

6.	Aggregate principal amount of offering:			$991,600,000

7.	Purchase price (net of fees and expenses):			$99.16

8.	Offering price at close of first day on which any sales were made:			$99.16

9.	Date of Purchase:			12/02/2010

10.	Date offering commenced:			12/02/2010

11.	Commission, spread or profit:			1.50%

12.	Have the following conditions been satisfied?			Yes	No

	a.	The securities are:

			part of an issue registered under the Securities Act of 1933 which is being offered to the public;	X

			Eligible municipal securities;

			sold in an Eligible Foreign Offering; OR

			sold in an Eligible Rule 144A Offering?

	b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

				X

		(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

	c.	The underwriting was a firm commitment underwriting?		X

	d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?		X

	e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?		X

	f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

				X

		(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

			(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

			(ii)	The principal amount of the offering of such class in any concurrent public offering?

	g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

		(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

	h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?		X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Novelis Inc. (HNDLIN 8.375% December 15, 2017 144A) Cusip 67000XAG

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$39,280,000

6.	Aggregate principal amount of offering:	$1,100,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	12/10/2010

10.	Date offering commenced:	12/10/2010

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011

RULE 10F-3 REPORT FORM FOR JPMIM

Integrity High Income

Record Of Securities Purchased
Rule 10f-3 Procedures

RULE 10F-3 REPORT FORM FOR JPMIM

1.	Name of Portfolio:	Integrity High Income Fund

2.	Name of Issuer:	Novelis Inc. (HNDLIN 8.75% December 15, 2020 144A) Cusip 67000XAH

3.	Underwriter from whom purchased:	Citigroup Global Markets

4.	"Affiliated Underwriter" managing or participating in underwriting syndicate:	JPMSI

5.	Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser:	$34,365,000

6.	Aggregate principal amount of offering:	$1,400,000,000

7.	Purchase price (net of fees and expenses):	$100

8.	Offering price at close of first day on which any sales were made:	$100

9.	Date of Purchase:	12/10/2010

10.	Date offering commenced:	12/10/2010

11.	Commission, spread or profit:	1.75%

12.	Have the following conditions been satisfied?	Yes	No

a.	The securities are:

part of an issue registered under the Securities Act of 1933 which is being offered to the public;

Eligible municipal securities;

sold in an Eligible Foreign Offering; OR

sold in an Eligible Rule 144A Offering?	X

b.	(1)

The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

X

(2)

If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?	X

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?	X

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors have been in continuous operation for not less than three years?	X

f.	(1)

The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the principal amount of the offering; OR

(2)

If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus	X

(ii)	The principal amount of the offering of such class in any concurrent public offering?

g.	(1)	No affiliated underwriter of the Purchasing Portfolio (or, in the case of a Multi-Adviser Portfolio, a Sleeve thereof) was a direct or indirect participant in or beneficiary of the sale; OR	X

(2)	With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to the appropriate officers of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trustees?	X

I have submitted these answers and completed this form based on all available information.

Name:	Anna K. Jensen
Title:	Regulatory Reporting Manager
Date:	January 14, 2011